EMPOWERING OLIGONUCLEOTIDE THERAPEUTICS COMPANY PRESENTATION MARCH 2023

DISCLAIMERS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words or similar expressions that are intended to identify forward-looking statements. Any such statements in this press release that are not statements of historical fact may be deemed to be forward-looking statements. These forward-looking statements include, without limitation, statements about our clinical and preclinical programs, product candidates, including their planned development and therapeutic potential, plans for future development, preclinical studies and clinical trials in our programs, including the planned initiation of a Phase 2a MAD trial of PGN-EDO51 in DMD patients, achievement of milestones, and corporate and clinical/preclinical strategies.   Any forward-looking statements in this presentation are based on current expectations, estimates and projections only as of the date of this release and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to that we may fail to successfully complete preclinical studies and clinical trials of our product candidates or to obtain regulatory approval for marketing of such products; initial preclinical study or clinical trial results for one or more of our product candidates may not be predictive of future trial results for such candidates; our product candidates may not be safe and effective; there may be delays in regulatory clearance or changes in regulatory framework that are out of our control; we may not be able to nominate new drug candidates within the estimated timeframes; our estimation of addressable markets of our product candidates may be inaccurate; we may need additional funding before the end of our expected cash runway and may fail to timely raise such additional required funding; more efficient competitors or more effective competing treatments may emerge; we may be involved in disputes surrounding the use of our intellectual property crucial to our success; we may not be able to attract and retain key employees and qualified personnel; earlier-stage trial results may not be predictive of later stage trial outcomes; and we are dependent on third parties for some or all aspects of our product manufacturing, research and preclinical and clinical testing. Additional risks concerning PepGen’s programs and operations are described in its most recent annual report on Form 10-K and/or quarterly report on Form 10-Q on file with the SEC. PepGen explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

PEPGEN’S EDO TECHNOLOGY IS DESIGNED TO ADDRESS THE DELIVERY CHALLENGES THAT LIMIT OLIGONUCLEOTIDE THERAPEUTICS THE CHALLENGE THE EDO SOLUTION Unconjugated oligonucleotides are not readily distributed to muscle, and are not efficiently taken up into cells and the nucleus Our EDO platform is engineered to optimize the tissue penetration, cellular uptake and nuclear delivery of oligonucleotide therapeutics

# WE BELIEVE THAT OUR DELIVERY PLATFORM HAS THE POWER TO UNLOCK THE THERAPEUTIC POTENTIAL OF OLIGONUCLEOTIDES

## DYSTROPHIN PRODUCTION (%)



Dystrophin levels of >10% may drive meaningful clinical benefit for DMD patients
Uncertain benefit in 0.44 – 10% range
20%
15%
10%
5%
0%
6.55%**
3.06%**
0.44%*

**PGN-EDO51** – *PepGen's step change*

- Enhanced delivery to key muscle tissues
- **Highest levels of exon skipping in humans** following a single dose***
- **Potential for greater dystrophin production**

**SRP-5051 (vesleteplirsen)** – *Sarepta Therapeutics*

- Dystrophin level at 20 and 30 mg/kg
- Currently in Ph2b

**EXONDYS 51® (eteplirsen)** – *Sarepta Therapeutics*

- Approved 2016, 2022 sales: **$512M******

PepGen

* Clinical data included in drug label (FDA). **Source: Sarepta MOMENTUM study update, 20 and 30 mg/kg cohort, 03May21. *** Comparative statements are based on cross-trial comparisons with publicly-available data for other exon skipping approaches that have been assessed following a single dose.
**** Source: Sarepta 2022 10K filing.

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ENHANCED DELIVERY OLIGONUCLEOTIDES Efficient cellular uptake of oligos including in cardiac and skeletal tissue PEPGEN’S ENHANCED DELIVERY PEPTIDES Next-generation delivery peptides; engineered with the goal of offering enhanced activity and improved tolerability THERAPEUTIC OLIGONUCLEOTIDE Genetic medicines that target the root cause of disease, but are limited by delivery challenges THE POWER OF EDOs Enhanced Delivery Oligonucleotides are well-characterized therapeutic PMO oligonucleotides conjugated to proprietary delivery-enhancing peptides =

# A NEXT-GENERATION OLIGONUCLEOTIDE DELIVERY PLATFORM WITH THE POTENTIAL TO TRANSFORM PATIENT OUTCOMES

| | |
|---|---|
| **Empowering oligonucleotide therapeutics** | Our **Enhanced Delivery Oligonucleotide (EDO)** platform is engineered to offer enhanced therapeutic activity and improved tolerability, with **greater skeletal, diaphragm and cardiac muscle penetrance** |
| **PGN-EDO51 for DMD Exon 51** | • PGN-EDO51 treatment resulted in the **highest levels of oligo delivery & exon 51 skipping in humans** following a single dose*<br>• **Highest level of exon 51 skipping in NHP** skeletal muscle at tolerable target dose levels, and **highest level of dystrophin production in *mdx*** mouse skeletal muscle**<br>• Generally **well-tolerated**<br>• **CONNECT1-EDO51 Ph2 patient MAD trial anticipated to open in 1H23, CONNECT2-EDO51 in 2H23*** ** |
| **PGN-EDODM1 for DM1** | • EDO technology delivered to human muscle levels of oligonucleotide which were **pharmacologically active** in DM1 mouse model<br>• **Foci reduction and liberation of MBNL1** observed in patient cells<br>• EDO-mediated **delivery of therapeutic oligonucleotides to the CNS** observed in NHP studies<br>• **FREEDOM-DM1 patient SAD trial anticipated to open in 1H23*** ** |
| **A robust pipeline** | • Lead assets target potentially **large, multi-$B market opportunity**<br>• Potential for EDO platform to address **50% of DMD exon skipping amenable patients**<br>• Broad NMD therapeutic portfolio |

PepGen

DMD = Duchenne muscular dystrophy; DM1 = myotonic dystrophy Type 1; NMD = neuromuscular disease.
* Comparative statements are based on cross-trial comparisons with publicly-available data for other exon skipping approaches that have been assessed following a single dose in humans, and following single and multiple doses in NHP. ** Of clinical-stage DMD therapies. *** Subject to approval from regulatory authorities.

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SCALABLE EDO TECHNOLOGY DESIGNED TO ENABLE BROAD PORTFOLIO PROGRAM INDICATION TARGET DISCOVERY PRECLINICAL PHASE 1 PHASE 2 REGISTRA-TIONAL* PGN-EDO51 Duchenne muscular dystrophy Exon 51 PGN-EDODM1 Myotonic dystrophy type 1 DMPK PGN-EDO53 Duchenne muscular dystrophy Exon 53 PGN-EDO45 Duchenne muscular dystrophy Exon 45 PGN-EDO44 Duchenne muscular dystrophy Exon 44 FUTURE PIPELINE OPPORTUNITIES Additional neuromuscular indications Neurologic indications *A registrational study is designed to generate data in order to support a regulatory application, subject to alignment with regulatory authorities.

ANTICIPATE INITIATING THREE PATIENT CLINICAL TRIALS IN 2023, WITH CLINICAL READOUTS EXPECTED IN 2024 Clinical plans are subject to alignment with regulatory authorities CONNECT1-EDO51: Ph2 open-label MAD study in patients (planned initiation 1H23) Initial dystrophin, exon skipping and safety data anticipated in 2024 CONNECT2-EDO51: Ph2 randomized, double-blind, placebo-controlled MAD study in patients (planned initiation 2H23) Potential to support accelerated approval PGN-EDO51 DMD Exon 51 PGN-EDODM1 DM1 FREEDOM-DM1: Ph1 randomized, double-blind, placebo-controlled SAD study in patients (planned initiation 1H23) Initial clinical function, correction of mis-splicing and safety data anticipated in 2024

NOEL DONNELLY (CFO) PEPGEN: EXPERIENCED TEAM OF COMPANY BUILDERS, SCIENTISTS, AND CLINICIANS JAMES MCARTHUR, PhD (CEO & President) JOSH RESNICK, MD (Director) HEIDI HENSON (Director) Management team Board of Directors* * Plus Dr. McArthur (Director). NIELS SVENSTRUP, PhD (SVP Chemistry & Manufacturing) JAYA GOYAL, PhD (EVP Research & Preclinical Development) CHRIS ASHTON, PhD (Director) LAURIE KEATING, JD (Chair) MICHELLE MELLION, MD (SVP Clinical Development) HABIB DABLE (Director)

PGN-EDO51 FOR DUCHENNE MUSCULAR DYSTROPHY

# DUCHENNE MUSCULAR DYSTROPHY IS A DEBILITATING, PROGRESSIVE MUSCLE-WASTING DISEASE

| ROOT CAUSE OF DISEASE | EXON 51 PATIENT POPULATION* | EXON 51 THERAPEUTIC LANDSCAPE | PEPGEN'S TREATMENT APPROACH |
|---|---|---|---|
| • Caused by mutations in the dystrophin gene<br>• Absence of dystrophin leads to muscle degeneration | ~2,000 *(US)*<br>~3,200 *(EEA)*<br>~700 *(JP)* | • Exondys51® approved in US on the basis of <1% dystrophin restoration<br>• Not approved in EEA or JP | Exon 51 skipping to drive production of a truncated, yet functional dystrophin protein |

*DMD patient numbers: 15k US + 25k EEA + 5k JP whole population (range used: Crisafulli et al 2020 – 7.1/100k males; Orphanet 2021 – 4.78/100k pop). Exon 51 population 13% of total.

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# AN ABSENCE OF THE DYSTROPHIN PROTEIN DRIVES THE PATHOLOGIES OBSERVED IN PEOPLE WITH DMD

## ROLE OF DYSTROPHIN

- Acts as a **shock absorber** to protect muscle cells from mechanical stress
- **DMD patients produce little or no dystrophin**
- In the absence of this critical protein, muscles cells are **no longer protected** from contractile forces, leading to **replacement of muscle with fatty/fibrotic tissue and muscle degeneration**



## STAGES OF DISEASE

- **Early ambulatory (childhood):** difficulty walking (may walk on toes), motor delays, enlarged calves
- **Late ambulatory (late childhood):** walking, climbing stairs, rising from floor becomes increasingly difficult, cognitive impairment may become apparent
- **Early non-ambulatory (early adolescence):** full-time wheelchair use, upper limb function impaired
- **Late non-ambulatory (adolescence/adulthood):** life-threatening heart and respiratory conditions common, DMD is typically fatal by early adulthood

**We believe dystrophin restoration is a compelling therapeutic strategy – levels of >10% of normal may halt, slow or even reverse disease progression**

PepGen

Sources: Busby et al, *Lancet Neurol* 2010;9:77-93; https://www.parentprojectmd.org/care/care-guidelines/by-stage/

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PGN-EDO51 WAS ENGINEERED TO TRANSFORM THE TREATMENT OF DMD AMENABLE TO EXON 51 SKIPPING * Comparative statements are based on cross-trial comparisons with publicly-available data for other exon skipping approaches that have been assessed following a single dose in humans, and on both head-to-head and cross-trial comparisons with other exon 51 skipping therapeutics that have been assessed in NHP. PGN-EDO51 DEVELOPMENT DATA SUMMARY Highest level of exon skipping and oligonucleotide delivery in humans following a single dose* Generally well-tolerated Greatest exon skipping potency at tolerable target dose levels compared to any approved exon 51 therapeutic or known development candidate High levels of dystrophin expression and exon skipping in mdx mouse model

PRECLINICAL DATA

THE ACTIVITY OF OUR EDO PLATFORM IN DMD HAS BEEN EVALUATED IN MULTIPLE PRECLINICAL MODELS Species Key readouts observed Non-GLP pharmacology studies Patient cells PGN-EDO51 DMD patient High levels of exon 51 skipping Non-GLP pharmacology studies Single & repeat dose PGN-EDO23 mdx Normalization of serum creatine kinase High levels of exon 23 skipping and dystrophin restoration Accumulation of exon skipping and dystrophin levels with repeat dosing Single dose PGN-EDO51 WT High levels of exon 51 skipping Repeat dose PGN-EDO51 WT High levels of exon 51 skipping Accumulation of exon skipping levels with repeat dosing

# *MDX* MICE: A SINGLE DOSE OF PGN-EDO23 WAS OBSERVED TO NORMALIZE CREATINE KINASE, A MARKER OF MUSCLE DAMAGE

PGN-EDO23
*(murine analogue of PGN-EDO51)*



mdx
Week
:
0
1

PGN-EDO23 dose

Serum analysis

## SERUM CREATINE KINASE



****
****
25000
20000
15000
10000
5000
0
CK (U/L)
ns
ns
mdx
30
60
WT
Vehicle
PGN-EDO23 dose (mg/kg)
Vehicle

This result suggests that PGN-EDO23 potentially **restored muscle cell integrity** following a single dose at tolerable levels

PGN-EDO23 utilizes the **same EDO delivery peptide** as our clinical candidate

PepGen

Protocol: peptide-PMO conjugate and a saline control were administered intravenously (IV) to *mdx* and WT mice; serum creatine kinase measured 7 days after injection. Mean ± SD; **** = p≤0.0001; **ns** = p≥0.05; n = 3 for control groups and 5 for treated group.

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EXON SKIPPING DYSTROPHIN Biceps, 30 mg/kg, Q4W Biceps, 30 mg/kg, Q4W MDX MICE: SIGNIFICANT INCREASE IN DYSTROPHIN OBSERVED WITH REPEAT DOSING Protocol: mdx mice were dosed 2, 3 or 4 doses, with 4-week intervals between doses. Tissue samples were collected 4 weeks post-each dose at time points indicated. Exon skipping was performed by RT-PCR and dystrophin evaluation by western blot. Graph is presented as mean ± SD; n = 4-5 per cohort; grey band is dystrophin LLOQ (2.5%). mdx PGN-EDO23 (murine analogue of PGN-EDO51) PGN-EDO23 dose Tissue analysis Week: 0 4 8 12 16 0 0.4 2 4 91.5% 82.3% We believe these findings support Q4W dosing in the clinic

NHP: MARKEDLY HIGHER SINGLE DOSE EXON SKIPPING LEVELS OBSERVED FOR PGN-EDO51 COMPARED TO R6G-PMO Protocol: PGN-EDO51 and R6G-PMO were administered to NHP by IV infusion over 30 min at the dose indicated (n=3). Biopsies taken 7 days post single dose. Study not powered for statistical significance. Data shown as mean ± SD; n = 3 per group. R6G-PMO51 is believed to be structurally equivalent to SRP-5051. WT PGN-EDO51 PPMO dose Tissue analysis 44.9% 4.5% 43.6% 5.5% Week: 0 1 0 1 EXON SKIPPING 30 mg/kg (RT-PCR) 30 mg/kg (ddPCR) 10.3% 0.8%

73.4% NHP: Q2W REPEAT DOSE EXON SKIPPING LEVELS OF >70% OBSERVED IN SKELETAL MUSCLES AT 30 MG/KG Protocol: PGN-EDO51 and R6G-PMO were administered to NHP by IV infusion over 30 min at the doses indicated (n=3). Q2W, three doses administered, saline control. Tissues were harvested 7 days after final administration. Shown as mean ± SD; n = 3 per group. Study was not powered for statistical significance. R6G-PMO51 is believed to be structurally equivalent to SRP-5051. 77.5% PPMO dose Tissue analysis WT PGN-EDO51 Week: 0 1 2 3 4 5 0 1 2 3 4 5 75.9% 23.7% EXON SKIPPING 30 mg/kg

RT-PCR ddPCR (droplet digital PCR) NHP: EXON SKIPPING LEVELS ACCUMULATED WITH Q4W REPEAT DOSE ADMINISTRATION OF PGN-EDO51 BY BOTH RT-PCR AND ddPCR NHP protocol: Single (30 min) or repeat (60 min) IV doses with PGN-EDO51 were performed in male NHP. For repeat evaluation, NHP received 4 doses with 4-week intervals between doses. Tissue samples were collected 1-week post-final dose as indicated on graphs. Exon skipping was performed by RT-PCR and ddPCR. Graph is presented as mean ± SD; n = 3-8 per group. WT PGN-EDO51 Week: 0 4 8 12 13 0 0.4 2 4 Week: 0 1 Single dose Repeat dose (Q4W) PGN-EDO51 dose Tissue analysis 68.6% 80.6% 34.9% 37.6% Biceps Biceps 38.9% 38.9% 2.5% 14.5%

PH 1 CLINICAL DATA

HV: WE HAVE COMPLETED A SINGLE ASCENDING DOSE PH1 TRIAL OF PGN-EDO51 IN HEALTHY NORMAL VOLUNTEERS PH1 HEALTHY VOLUNTEER (HV) TRIAL SUMMARY Overview Study population: Healthy adult males (n = 32, 3:1 PGN-EDO51:placebo) Dosing: Single dose, i.v. administration Placebo control Biceps biopsies conducted on Day 10 and Day 28 Trial summary 1 mg/kg 5 mg/kg 10 mg/kg 15 mg/kg SRC SRC SRC SRC SRC = safety review committee. n = 8 n = 8 n = 8 n = 8

HV: HIGHEST LEVELS OF OLIGO DELIVERY & EXON 51 SKIPPING OBSERVED, SUPPORTING FURTHER DEVELOPMENT OF PGN-EDO51 PH1 ENDPOINTS READOUTS OBTAINED Safety & tolerability Pharmacokinetics Tissue concentration (biceps) Target engagement Exon skipping (biceps) Generally well-tolerated Highest level of oligonucleotide delivery observed for a DMD therapeutic following a single dose in humans* Highest level of DMD exon 51 skipping observed following a single dose in humans* * Comparative statements are based on cross-trial comparisons with publicly-available data for other exon skipping approaches that have been assessed following a single dose.

# HV: HIGHEST LEVELS OF EXON 51 SKIPPING OBSERVED IN HUMANS FOLLOWING A SINGLE DOSE



PGN-EDO51
HV
Day: 0 10 28
PGN-EDO51 dose
Biceps biopsy

## EXON SKIPPING (BICEPS)



Exon skipping (ddPCR, %)
0
1
2
3
4
0.14%
0.35%
1.1%
1.4%
1.4%
2.0%
*
Day 10
Day 28
Placebo
1 mg/kg
5 mg/kg
10 mg/kg
15 mg/kg

These results further support our belief that repeat dosing of PGN-EDO51 may lead to **accumulation of skipped transcript and dystrophin** in DMD patients

Protocol PGN-EDO51-101: Phase 1, first in human, randomized double blind, placebo controlled single ascending dose study in healthy adult volunteers. Single dose of either PGN-EDO51 or Placebo were administered by IV infusion at doses indicated. Participants were followed for 28 day period following dose administration to evaluate safety, tolerability, pharmacokinetics (PK), and pharmacodynamics (PD). Needle biopsies of biceps muscle were taken on Day 10 and Day 28. Exon skipping measured by ddPCR. Shown as mean ± SD; n = 6 PGN-EDO51: 2 Placebo per cohort (n = 5 for D10 at 15 mg/kg). Asterix indicates that values were under the lower limit of quantitation. Comparative statements are based on cross-trial comparisons with publicly-available data for other exon skipping approaches that have been assessed following a single dose.

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# HV: HIGH, PERSISTENT TISSUE CONCENTRATIONS OF OLIGONUCLEOTIDE WERE OBSERVED



PGN-EDO51
HV
Day: 0 10 28
PGN-EDO51 dose
Biceps biopsy

## TISSUE CONCENTRATION (BICEPS)



Tissue concentration (nM)
100
75
50
25
0
50 nM
50 nM
19 nM
11 nM
9.7 nM
3.8 nM
*
Day 10
Day 28
Placebo
1 mg/kg
5 mg/kg
10 mg/kg
15 mg/kg

Protocol PGN-EDO51-101: Phase 1, first in human, randomized double blind, placebo controlled single ascending dose study in healthy adult volunteers. Single dose of either PGN-EDO51 or Placebo were administered by IV infusion at doses indicated. Participants were followed for 28 day period following dose administration to evaluate safety, tolerability, PK, and PD. Needle biopsies of biceps muscle were taken on Day 10 and Day 28. Tissue concentration measured by ELISA. Shown as mean ± SD; n = 6 PGN-EDO51: 2 Placebo per cohort (n = 5 for D10 at 15 mg/kg. Asterix indicates that values were under the lower limit of quantitation.

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SAFETY & TOLERABILITY SUMMARY HV: PGN-EDO51 WAS GENERALLY WELL-TOLERATED IN PH1 SAD TRIAL At 10 mg/kg: All participants (n = 6) completed the study with no discontinuations. All related treatment-emergent adverse events (TEAEs) were assessed as mild and resolved without any intervention. Serum cystatin C, the recommended biomarker to assess renal function in DMD, did not change. There was no evidence of hypomagnesemia.

# HV: TEAEs MILD AND RESOLVED WITHOUT INTERVENTION AT SELECTED CLINICALLY-RELEVANT DOSES

## PH1 TRIAL SAFETY & TOLERABILITY SUMMARY

| Healthy Volunteers (HV) with ≥1 AE, n (%) | Placebo (n=8) | Cohort A: 1 mg/kg (n=6) | Cohort B: 5 mg/kg (n=6) | Cohort C: 10mg/kg (n=6) | Cohort D: 15 mg/kg (n=6) | PGN-EDO51 Total (n=24) |
|---|---|---|---|---|---|---|
| Any AE | 4 (50) | 4 (66.7) | 2 (33.3) | 5 (83.3) | 6 (100) | 17 (70.8) |
| Related to study drug | 1 (12.5) | 2 (33.3) | 0 | 4 (66.7) | 6 (100) | 12 (50) |
| Serious AE related to study drug | 0 | 0 | 0 | 0 | 1 (16.7) | 1 (4.2) |
| AE leading to discontinuation | 0 | 0 | 0 | 0 | 0 | 0 |
| AE leading to death | 0 | 0 | 0 | 0 | 0 | 0 |
| **Number of Related TEAEs by CTCAE v5.0 grading*** | | | | | | |
| Grade 1 (Mild) | 1 | 1 | 0 | 7 | 12 | 20 |
| Grade 2 (Moderate) | 0 | 1 | 0 | 0 | 3 | 4 |
| Grade 3 (Severe) | 0 | 0 | 0 | 0 | 1 | 1 |

* No Grade 4 or 5 recorded; There were transient, reversible changes in kidney biomarkers that resolved without intervention at higher doses. At 15 mg/kg there was one non-life threatening serious adverse event (SAE) related to changes in kidney biomarkers that were transient and reversible. This HV was admitted to the hospital for less than 24 hours, received hydration and then was re-admitted to the Phase 1 unit and completed the study. Transient mild (Grade 1) to moderate (Grade 2) hypomagnesemia was observed in two participants at the 15 mg/kg dose and did not require any intervention. In light of higher than anticipated oligo levels and exon skipping levels in muscle observed at 5 mg/kg and 10 mg/kg, further does escalation was not deemed necessary by sponsor. Under this Phase 1 protocol any non-life-threatening SAE was considered a dose-limiting toxicity (DLT), however study was not halted by the SRC nor put on hold by Health Canada.

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IN NHP REPEAT DOSE STUDY, KIDNEY BIOMARKER ELEVATIONS WERE REDUCED AFTER FIRST DOSE OF PGN-EDO51 PD = pre-dose. Protocol: PGN-EDO51 was administered to NHP by IV infusion over 30 min at a given dose level (n=3). Q2W, three doses administered, saline control. Shown as mean ± SD; n = 3 per group. Study was not powered for statistical significance. Grey bar shows normal range. PPMO dose WT PGN-EDO51 Week: 0 1 2 3 4 5 0 1 2 3 4 5 REPEAT-DOSE SERUM CREATININE LEVELS (HIGH-DOSE COHORT) We believe that these results support the potential tolerability of PGN-EDO51 with repeat dosing

PH 2 CLINICAL PLANS

# FOLLOWING ENCOURAGING PH1 HV DATA IN 2022, WE ANTICIPATE OPENING TWO PH2 DMD MAD PATIENT STUDIES IN 2023

**2022**
*Completed*

- **2Q:** First HV dosed in Ph1 trial ✓
- **3Q: Ph1 data:**
  - **Highest single dose levels of exon skipping & oligo delivery*** ✓
  - PGN-EDO51 generally well-tolerated
- **4Q:** Completion of Ph2-enabling tox studies ✓

**2023**
*Anticipated*

- **1H:** Initiation of **CONNECT1-EDO51 Ph 2** patient study in Canada

Connect 1
EDO51

- **2H:** Initiation of **CONNECT2-EDO51 Ph2** global patient study

Connect 2
EDO51

**2024**
*Anticipated*

- Ph2 data in DMD patients:
  - **Dystrophin**
  - **Exon skipping**
  - **Safety**

PepGen

* Comparative statements are based on cross-trial comparisons with publicly-available data for other exon skipping approaches that have been assessed following a single dose.

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TWO PH2 MAD STUDIES SUPPORT CLINICAL DATA READOUT ANTICIPATED IN 2024 AND POTENTIAL ACCELERATED APPROVAL CONNECT1-EDO51 Ph2 open-label MAD study in patients (planned initiation 1H23) Initial dystrophin, exon skipping and safety data anticipated in 2024 CONNECT2-EDO51 Ph2 randomized, double-blind, placebo-controlled MAD study in patients (planned initiation 2H23) Potential to support accelerated approval Preclinical data suggests Q4W repeat dosing has the potential to drive meaningful clinical benefit in individuals with DMD Studies to be conducted in parallel Designed to provide potential path to accelerated approval Dystrophin, exon skipping and safety data anticipated in 2024 Clinical plans are subject to alignment with regulatory authorities

# MARKED INCREASE IN EXON SKIPPING OBSERVED IN NHP WITH Q4W REPEAT DOSING REGIMEN

## HV SINGLE DOSE

*Biceps, 10 mg/kg, ddPCR*



Exon 51 skipping (ddPCR, %)
4
3
2
1
0
1.1%
1.4%
Day 10
Day 28
Single dose

## NHP SINGLE VS REPEAT

*Biceps, 20 mg/kg, ddPCR*



Exon 51 Skipping (ddPCR, %)
100
80
60
40
20
0
14x
34.9%
2.5%
Single dose
Repeat dose (x4)
Q4W

## PATIENT REPEAT DOSE

*Studies initiating in 2023*

Ph2 MAD studies in DMD patients anticipated to utilize **Q4W dosing**

**We believe this NHP data supports potential for meaningful increases in exon skipping under this dosing regimen**

PepGen

NHP protocol: Single (30 min) or repeat (60 min) IV doses with PGN-EDO51 were performed in male NHP. For repeat evaluation, NHP received 4 doses with 4-week intervals between doses. Tissue samples were collected 1-week post-final dose as indicated on graphs. Exon skipping was performed by ddPCR. Graph is presented as mean ± SD; *n* = 3-8 per group. HV protocol: see slide 25. SD = single dose, RD = repeat dose

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PGN-EDODM1 FOR MYOTONIC DYSTROPHY TYPE 1 (DM1)

# MYOTONIC DYSTROPHY TYPE 1 IS A PROGRESSIVE, DEBILITATING NEUROMUSCULAR DISORDER WITH GREAT UNMET NEED

| ROOT CAUSE OF DISEASE | PATIENT POPULATION** | THERAPEUTIC LANDSCAPE | PEPGEN'S TREATMENT APPROACH |
|---|---|---|---|
| • Due to a CTG repeat expansion mutation in the *DMPK* gene<br>• Leads to downstream dysregulation of a broad set of proteins | ~40,000 *(US)*<br>~75,000 *(EEA)*<br>~15,000 *(JP)* | • No approved disease-modifying therapeutics<br>• Standards of care focused on symptom management | PGN-EDODM1 binds *DMPK* transcript, reducing toxic foci and liberating MBNL1 to restore physiological splicing |

* CNS symptoms include cognitive deficits, excessive daytime sleepiness and behavioral impairments.
** Johnson et al 2021, NORD (1 in 8,000 prevalent population)

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PGN-EDODM1 WAS ENGINEERED TO LIBERATE MBNL1 FROM DMPK-CUGexp TOXIC FOCI AND CORRECT MIS-SPLICING PGN-EDODM1 DEVELOPMENT DATA SUMMARY Correction of mis-splicing observed in preclinical models with long and short CTG repeats Reduction of toxic foci and liberation of MBNL1 observed in patient cells In DM1 mouse model, robust mis-splicing correction and reversal of myotonia observed with a single dose; durable mis-splicing corrections observed through 24 weeks Observed to be well-tolerated through 90 mg/kg in NHP single-dose GLP toxicology studies Not designed to degrade CUG-containing transcripts, including DMPK – a potentially important safety feature No impact observed on other transcripts containing >10 CUG repeats EDO technology observed to enable: Delivery of pharmacologically active levels of oligonucleotide to muscle in humans Delivery of oligonucleotides to the CNS in NHPs

# DM1 IS A MULTI-SYSTEMIC DISEASE THAT HAS A SIGNIFICANT IMPACT ON QUALITY OF LIFE

**Musculoskeletal:** Myotonia (a temporary inability to relax a muscle after contraction), muscle weakness & wasting

**Cardiac:** Conduction defects

**Respiratory:** breathing difficulties, sleep apnea

**GI:** Dysphagia (difficulty swallowing), constipation, IBS



**CNS:** Cognitive impairments, behavioral / psychologic disorders, excessive daytime sleepiness

**Vision:** Early-onset cataracts, retinal damage

**Endocrine:** Thyroid dysfunction, diabetes

**Other pathologies:** skin, immune, reproductive, increased cancer risk

**QoL considerations: Shortened lifespan:** ~45 – 55 years for more severe forms of disease, 60+ for milder forms; **genetic anticipation:** disease severity may increase, and age of onset may decrease in subsequent generations

**We believe that a potential therapeutic approach with a broad biodistribution profile may allow for the treatment of such multi-systemic pathologies**

PepGen

Sources: https://www.mda.org/disease/myotonic-dystrophy/signs-and-symptoms; www.musculardystrophy.com; Mathieu J et al, Neurology. 1999;52:1658–62

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# OLIGO-BASED THERAPEUTIC MODALITIES FOR DM1 ARE FOCUSED ON TWO DISTINCT MECHANISTIC APPROACHES

## DM1 PATHOLOGY

**_DMPK_ transcript CUG repeat hairpin loops bind MBNL1 and form cross-linked foci**





**Expanding toxic foci trap more MBNL1**

## _DMPK_ KNOCKDOWN

**ASO / siRNA degrade _DMPK_ transcript to reduce toxic foci**



- Treatment results in non-specific degradation of *DMPK* transcript; potential risk of haploinsufficiency
- Correlation between level of knockdown and level of splicing correction is uncertain

## _DMPK_ COMPETITION

**PGN-EDODM1 binds _DMPK_ transcript, reducing toxic foci**



- Binding of PGN-EDODM1 liberates MBNL1, restoring physiological splicing
- *DMPK* transcript retained; role in cellular processes uninterrupted denotes free (active) MBNL1, denotes bound (inactive) MBNL1, denotes PGN-EDODM1, denotes knockdown approach.
Other approaches also in development, including gene and RNA editing, and treatment of downstream pathologies.

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PGN-EDODM1 IS DIFFERENTIATED OVER OTHER APPROACHES AS A POTENTIAL TREATMENT FOR DM1 KEY ADVANTAGES OF OUR PGN-EDODM1 APPROACH PGN-EDODM1 targets MBNL1 binding to DMPK transcripts This may provide greater tolerability – no degradation of DMPK or risk of haploinsufficiency Avoids potential disconnect between DMPK knockdown and correction of mis-splicing PGN-EDODM1 PMO does not require RISC or RNAseH proteins – potentially better accessibility to toxic aggregated DMPK-CUGexp nuclear foci Considerably higher levels of oligonucleotide delivery observed in human muscle tissue when compared to competing approaches in DM1* EDO platform has demonstrated successful delivery of therapeutic PMOs to the nucleus * Comparative statements are based on cross-trial comparisons with publicly-available data for other approaches

THE PHARMACOLOGY OF PGN-EDODM1 HAS BEEN EVALUATED IN MULTIPLE PRECLINICAL MODELS Species Key readouts observed Non-GLP pharmacology studies Patient cells PGN-EDODM1 DM1 patient Reduction in nuclear foci, liberation of MBNL1 Correction of downstream transcript mis-splicing Single dose PGN-EDODM1 HSALR Correction of downstream transcript mis-splicing Normalization of myotonia Duration of effect PGN-EDODM1 HSALR Correction of downstream transcript mis-splicing for at least 24 weeks post-dose Non-GLP dose-range finding (DRF) studies Single dose PGN-EDODM1 WT Doses identified for GLP toxicology studies Repeat dose PGN-EDODM1 WT No change observed in DMPK levels

PGN-EDODM1 ACTIVITY HAS BEEN OBSERVED IN PRECLINICAL MODELS WITH A WIDE RANGE OF CTG REPEATS DM1 patients CTG REPEAT LENGTH DM1 patient cells: 2,600 CTG repeats Reduction of nuclear foci and correction of downstream transcript mis-splicing observed HSALR mouse model: 220 – 250 CTG repeats Correction of downstream transcript mis-splicing and normalization of myotonia observed Full spectrum of patient CTG repeats addressed in preclinical testing PRECLINICAL MODELS ASSESSED

FOCI REDUCTION IN VITRO: PGN-EDODM1 REDUCED PATHOGENIC NUCLEAR FOCI Immortalized myoblasts from healthy individual or DM1 patient with 2600 CTG repeats were cultured then differentiated for 4 days into myotubes. Treatment with PMO or peptide-PMO conjugates at concentrations given. Cells were harvested for analysis 24h after treatment. Visualisation with FISH and immunofluorescence microscopy. Mean ± SD; n = 5 per group. DM1 patient cells (2,600 CTG repeats) PGN-EDODM1 Hour: 0 24 0 24 PGN-EDODM1 dose Analysis PGN-EDODM1 PMO Robust reduction in number of foci following PGN-EDODM1 treatment No foci reduction with unconjugated PMO Foci quantification Not treated (NT) Foci observable in patient cells

# IN VITRO: PGN-EDODM1 LIBERATED FOCI-BOUND MBNL1

## FOCI REDUCTION & LIBERATION OF MBNL1

PGN-EDODM1

DM1 patient cells
(2,600 CTG repeats)



Hour: 0 24

PGN-EDODM1 dose

Analysis



DMPK foci
MBNL1
Nuclei
Overlap
Not treated
PGN-EDODM1

Immortalized myoblasts from healthy individual or DM1 patient with 2600 CTG repeats were cultured then differentiated for 4 days into myotubes. Cells were treated with PGN-EDODM1 and harvested for analysis 24h after treatment. Visualisation with FISH and immunofluorescence microscopy.

PepGen

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MIS-SPLICING CORRECTION IN VITRO: PGN-EDODM1 CORRECTED DOWNSTREAM TRANSCRIPT MIS-SPLICING EVENTS Immortalized myoblasts from healthy individual or DM1 patient with 2600 CTG repeats were cultivated then differentiated for 4 days. Treatment with PGN-EDODM1 at concentrations given. Cells were harvested for analysis 24h after treatment. RNA isolation, RT-PCR and capillary electrophoresis (QIAxcel) analysis was performed. Mean ± SD; n = 5 per group. DM1 patient cells (2,600 CTG repeats) PGN-EDODM1 PGN-EDODM1 dose Analysis Across multiple transcripts Almost 70% mis-splicing correction observed at highest dose level Hour: 0 24 0 24

HSALR MOUSE DISPLAYS MOLECULAR AND FUNCTIONAL DM1 PHENOTYPE Source: Mankodi et al., SCIENCE 2000. DM1 ASSOCIATED ABNORMALITIES Skeletal muscle specific CUGexp MBNL1 sequestration in the nucleus Downstream mis-splicing events Myotonia (CTG)n 220-250 HSA gene 3’ UTR HSALR mouse Myotonia in hind legs Resting HSALR mouse REPEAT EXPANSION IN HSA GENE UTR

# HSA$^{LR}$: PGN-EDODM1 ACHIEVED >68% CORRECTION OF MIS-SPLICING AND COMPLETE REVERSAL OF MYOTONIA AT 30 MG/KG

## CORRECTION OF MIS-SPLICING

### *Atp2a1*

*(encodes SERCA1 – intracellular Ca$^{+}$ pump involved in muscle excitation)*



****
Exon22 inclusion (%)
100
80
60
40
20
0
0
0
30
mg/kg
WT
HSA$^{LR}$

### *Clcn1*

*(encodes voltage-dependent Cl$^{-}$ channel involved in muscle excitation)*



****
Exon7a inclusion (%)
40
30
20
10
0
0
0
30
mg/kg
WT
HSA$^{LR}$

## REVERSAL OF MYOTONIA

### *Rate of muscle relaxation*



***
Muscle relaxation (g/s)
80
60
40
20
0
0
0
30
mg/kg
WT
HSA$^{LR}$

**91% correction** of Atp2a1 splicing

**68% correction** of Clcn1 splicing

**Complete correction of myotonia** observed after single dose

PepGen

Protocol: PGN-EDODM1 was administered IV to HSA$^{LR}$ mice at 30 mg/kg (n=8) against a saline control (n=16) and wild-type (WT) saline control (n=8). Myotonia assessed, tissues harvested 2 weeks post-administration. Mis-splicing data is quadriceps. Mean ± SEM or min to max. **** = p≤0.0001; *** = p≤0.001. Mis-splicing correction of Mbnl1 was also assessed.

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HSALR: SPLICING CORRECTION TRANSLATED TO PHENOTYPIC IMPROVEMENT OF DM1 MICE TREATED WITH PGN-EDODM1 Protocol: PGN-EDODM1 was administered intravenously (IV) to WT and HSALR mice at 50 mg/kg (n=4-16); myotonia assessed two weeks post-administration. UNTREATED HSALR TREATED HSALR

# HSA$^{LR}$: SINGLE DOSE TREATMENT OF PGN-EDODM1 LED TO DURABLE IMPROVEMENTS IN SPLICING THROUGH 24 WEEKS

## CORRECTION OF MIS-SPLICING



Atp2a1
Exon 22 inclusion (%)
100
80
60
40
30
0
6
12
18
24
Time (weeks post dose)
Clcn1
Exon 7a inclusion (%)
40
30
20
10
0
0
6
12
18
24
Time (weeks post dose)
Gastrocnemius
Quadriceps

Protocol: PGN-EDODM1 was administered intravenously (IV) to WT and HSA$^{LR}$ mice at 30 mg/kg; gastrocnemius muscle harvested 2 (n=8), 12 (n=8) or 24 (n=5) weeks post-administration; graph plotted as mean ±SEM; n = 7 for 0 timepoint, 8 for 2- and 12-week timepoints; 5 for 24-week timepoint.

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HUMAN: PGN-EDO51 TISSUE CONCENTRATIONS WERE COMPARABLE TO THOSE ACHIEVED IN HSALR MOUSE MODEL WITH PGN-EDODM1 Protocol: PGN-EDODM1 was administered IV to HSALR mice at 30 (n=8) mg/kg against a wild-type (WT) saline control (n=8). Tissue concentration in the gastrocnemius muscle assessed by HPLC. Robust mis-splicing correction and reversal of myotonia were observed after a single dose of 30 mg/kg Following a single 10 mg/kg dose of PGN-EDO51 in our Ph1 HV trial, tissue concentrations were similar to those measured for PGN-EDODM1 at 30 mg/kg in HSALR mouse We believe that PGN-EDODM1 has the potential to achieve concentrations in DM1 patients that could lead to clinically-meaningful outcomes, supporting further development of this candidate HSALR MOUSE PGN-EDO51 Ph1 Tissue concentration (gastrocnemius) PGN-EDO51 HV tissue concentration range (10 mg/kg)

DMPK TRANSCRIPT LEVELS IN VITRO + NHP: OUR STERIC BLOCKING MECHANISM OF ACTION WAS NOT OBSERVED TO TARGET DMPK FOR DEGRADATION In vitro: Immortalized myoblasts from DM1 patient with 2600 CTG repeats were differentiated for 4 days to myotubes and treated for 24h hours with PGN-EDODM1 from 1-20 µM. NT = not treated. DMPK transcript levels were evaluated by qPCR and normalised to RPLP0. Graphs plotted as mean ± SD, n=3-4. NHP: PGN-EDODM1 was administered to NHP at the doses and regimen indicated. DMPK transcript levels were evaluated by RT-PCR and normalised to RPLP0. Graphs plotted as mean ± SD, n=4. NT = not treated. DM1 patient cells (2,600 CTG repeats) PGN-EDODM1 PGN-EDODM1 dose Analysis PGN-EDODM1 dose Tissue analysis WT PGN-EDODM1 Wk: 0 1 2 3 4 5 0 1 2 3 4 5 DMPK transcript levels remained unchanged across multiple preclinical models No change in DMPK levels No change in DMPK levels Hour: 0 24 0 24

TRANSCRIPT LEVELS IN HSALR MOUSE (QUADS) HSALR: NO IMPACT OBSERVED ON OTHER TRANSCRIPTS CONTAINING >10 CUG REPEATS Protocol: PGN-EDODM1 was administered once intravenously (IV) to HSALR mice at 30 mg/kg; quadriceps muscle harvested 2, 12 or 24 weeks post-administration; graph plotted as mean ± SD; n=7 for 0 timepoint, 8 for 2- and 12-week timepoints; 5 for 24-week timepoint. Transcript levels measured by qPCR and normalized to Rplp0. NT = not treated. Mapkap1 (25 CUG repeats) Pcolce (12 CUG repeats) No evidence of off-target effects in human cell, mouse and NHP studies with PGN-EDODM1 PGN-EDODM1 dose Tissue analysis HSALR PGN-EDODM1 Wk: 0 2 12 24 0 2 12 24

NHP SINGLE-DOSE GLP TOXICOLOGY STUDIES NHP: IND-ENABLING STUDIES DOSED THROUGH 90 MG/KG, RESULTS SUPPORT ANTICIPATED INITIATION OF PATIENT TRIAL IN 1H23 PGN-EDODM1 SUMMARY OF FINDINGS PGN-EDODM1 was well-tolerated through 90 mg/kg No adverse effects on kidney function No adverse effects on liver function No adverse effects on cardiovascular function Single-dose Protocol: PGN-EDODM1 was administered as a single dose by intravenous infusion of 60 minutes to cynomolgus monkeys at a range of dose levels, and safety and tolerability endpoints were assessed.

CLINICAL PLANS

2Q: NHP dose range-finding study 3Q: Clinical potential supported by PGN-EDO51 trial 2H: Ph1-enabling studies 1H: Initiation of FREEDOM-DM1 Ph1 SAD DM1 patient trial DM1 patient data: Functional assessments Correction of mis-splicing Safety Initiation of Ph2 MAD DM1 patient trial BUILDING ON A ROBUST PRECLINICAL DATASET, WE ANTICIPATE ADVANCING TO THE CLINIC IN 2023 2022 2023 2024 ✓ ✓ ✓ Completed Anticipated Anticipated Clinical plans are subject to alignment with regulatory authorities

FREEDOM-DM1 PH1 STUDY ANTICIPATED TO OPEN IN 1H23, WITH PATIENT DATA IN 2024 FREEDOM-DM1: PHASE 1 Single ascending dose PHASE 2 Multiple ascending dose Clinical plans are subject to alignment with regulatory authorities To be conducted in DM1 patients Randomized, double-blind, placebo-controlled trial Key anticipated readouts: functional assessments, correction of mis-splicing, safety data Informed by Ph1 study To be conducted in DM1 patients Randomized, double-blind, placebo-controlled trial Key anticipated readouts: functional assessments, correction of mis-splicing, safety data Planned to open in 1H23; data anticipated in 2024 Planned to open in 2024; designed to potentially support regulatory approvals

EDO PIPELINE

# PEPGEN'S LEAD PROGRAM TARGETS LARGEST EXON SKIPPING PATIENT POPULATION IN DMD


Exon 51
13%
Exon 53
8%
Exon 45
8%
Exon 44
6%
Other Exon Skips
(individually rare)
Remainder
29%
DMD EXON SKIPPING PATIENT SUB-POPULATIONS

*PepGen's clinical program*

**Exon 51: PGN-EDO51**

- *Highest levels of exon skipping observed in humans following a single dose**

*PepGen's preclinical programs*

**Exon 53: PGN-EDO53**

- *High levels of exon skipping observed in NHP*

**Exon 45: PGN-EDO45**

- *High levels of exon skipping observed in human cells*

**Exon 44: PGN-EDO44**

- *High levels of exon skipping observed in human cells*

PepGen

Source: https://www.cureduchenne.org/cure/exon-skipping/. * Comparative statements are based on cross-trial comparisons with publicly-available data for other exon skipping approaches that have been assessed following a single dose in humans.

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PGN-EDO53: SINGLE-DOSE EXON SKIPPING LEVELS ALMOST 7X HIGHER THAN FOR R6G-PMO53 COMPARATOR Protocol: PGN-EDO53 and R6G-PMO53 were administered to NHP by IV infusion over 60 min (n=3). Q4W, three doses administered, PBS control. Biopsies taken 5 - 7 days after first and second administration; terminal samples collected 7 days after final dose. Study not powered for statistical significance. Data shown as mean ± SD; n = 3 per group. R6G-PMO53 was selected as a relevant comparator PPMO approach. BICEPS (30 mg/kg) WT PGN-EDO53 PPMO dose (Q4W) Tissue analysis Day: 1 8 29 34 57 64 1 8 29 34 57 64 36.4% 5.4% PGN-EDO53 candidate nominated for development outperformed R6G-PMO53 comparator after single and repeat doses

PGN-EDO45: HIGH, DOSE-DEPENDENT LEVELS OF EXON 45 SKIPPING WERE OBSERVED IN WILD-TYPE HUMAN MYOBLASTS Protocol: WT human myoblasts were differentiated, treated for 48 hours with PGN-EDO45 or R6G-PMO45 and then evaluated for exon 45 skipping levels by RT-PCR. Data is presented as mean ± SD of 4 biological replicates (n = 3 for R6G-PMO at two top dose levels), which includes two technical replicates within each biological replicate. R6G-PMO45 was selected as a relevant comparator PPMO approach. WT human myoblasts PGN-EDO45 Hour: 0 48 0 48 PPMO dose Analysis EXON SKIPPING PGN-EDO45 candidate nominated for development outperformed R6G-PMO45 comparator at every dose level

PGN-EDO44: HIGH, DOSE-DEPENDENT LEVELS OF EXON 44 SKIPPING WERE OBSERVED IN WILD-TYPE HUMAN MYOBLASTS WT human myoblasts PGN-EDO44 PGN-EDO44 dose Analysis Protocol: WT human myoblasts were differentiated, treated for 48 hours with PPMOs and then evaluated for exon 44 skipping levels by RT-PCR. Data is presented as mean ± SD of 3 biological replicates, which includes two technical replicates within each biological replicate. EXON SKIPPING PGN-EDO44 candidate nominated for development Hour: 0 48 0 48

CURRENT MANUFACTURING CAPABILITIES DESIGNED TO SUPPORT ALL PLANNED CLINICAL TRIALS AND COMMERCIALIZATION HIGHLIGHTS: Fully synthetic manufacturing process; no cell-based steps Product and intermediates are readily characterized Research to date suggests product has robust stability Multiple cGMP batches have been manufactured and released Readily-available raw materials Peptide PMO Peptide-PMO final API Peptide-PMO final DP

CONCLUSION

2023 2024 THE FUTURE OF PEPGEN PGN-EDO51 DMD Exon 51 PGN-EDODM1 DM1 Pipeline Highest level of single-dose exon skipping & oligo delivery in humans* Differentiated approach with robust preclinical dataset Five neuromuscular disease candidates in pipeline Work underway to leverage EDO platform to expand to new tissues and new indications 1H: Initiation of CONNECT1-EDO51 (Canada Ph2 MAD) 2H: Initiation of CONNECT2-EDO51 (global Ph2 MAD) Dystrophin, exon skipping and safety data in DMD patients 1H: Initiation of FREEDOM-DM1 (Ph1 SAD) Functional assessments, correction of mis-splicing and safety data in DM1 patients Initiation of Ph2 patient MAD * Comparative statements are based on cross-trial comparisons with publicly-available data for other exon skipping approaches that have been assessed following a single dose. Clinical plans are subject to alignment with regulatory authorities.

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